Exhibit 99.1
MGM GROWTH PROPERTIES REPORTS FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS
Las Vegas, Nevada, February 16, 2021 – MGM Growth Properties LLC (“MGP” or the “Company”) (NYSE: MGP) today reported financial results for the quarter and year ended December 31, 2020. Net income attributable to MGP Class A shareholders for the quarter was $41.5 million, or $0.31 per dilutive share, and for the year ended December 31, 2020 was $76.1 million, or $0.59 per dilutive share.
Financial highlights for the fourth quarter of 2020:
•Consolidated rental revenue of $188.3 million;
•Consolidated net income of $91.3 million, or $0.31 per diluted Operating Partnership unit;
•Consolidated Funds From Operations(1) (“FFO”) of $160.1 million, or $0.54 per diluted Operating Partnership unit;
•Consolidated Adjusted Funds From Operations(2) (“AFFO”) of $169.6 million, or $0.57 per diluted Operating Partnership unit;
•Consolidated Adjusted EBITDA(3) (“Adjusted EBITDA”) of $240.2 million;
•General and administrative expenses of $4.0 million; and
•Income from unconsolidated affiliate of $25.0 million.
Financial highlights for the year ended December 31, 2020:
•Consolidated rental revenue of $768.4 million;
•Consolidated net income of $160.4 million for the year, or $0.52 per diluted Operating Partnership unit;
•FFO of $629.2 million for the year, or $2.02 per diluted Operating Partnership unit;
•AFFO of $703.7 million for the year, or $2.26 per diluted Operating Partnership unit;
•Adjusted EBITDA of $955.3 million for the year;
•General and administrative expenses of $16.1 million; and
•Income from unconsolidated affiliate of $89.1 million.

On December 2, 2020, the Operating Partnership redeemed and retired 23.5 million Operating Partnership units for cash, which represented the remaining $700 million under its previously announced agreement with MGM Resorts International (“MGM”) to deliver cash for up to $1.4 billion of MGM’s existing Operating Partnership units. As of December 31, 2020, there were approximately 280.0 million Operating Partnership units outstanding in the Operating Partnership of which MGM owned approximately 148.5 million, or 53.0%, of the Operating Partnership units in the Operating Partnership while MGP owns the remaining 47.0%.

“While 2020 presented a unique set of challenges, MGP successfully completed transactions that put us on a solid footing to continue to execute on our long-term business strategy. We acquired majority ownership of the real estate assets of the MGM Grand Las Vegas through our joint venture with Blackstone and completed $1.4 billion of unit redemption transactions that helped grow the company and diversify our shareholder base,” said James Stewart, CEO of MGM Growth Properties. “The strength of our business model was again demonstrated through our 100% rent collection record and 3.7% annualized dividend increase over the year. We remain focused on continuing to grow the company and deliver long-term shareholder value.”
The following table provides a reconciliation of MGP’s consolidated net income to FFO, AFFO and Adjusted EBITDA for the three months ended December 31, 2020 and for the twelve months ended December 31, 2020:

	Three Months Ended December 31, 2020	Twelve Months Ended December 31, 2020
	Consolidated
	(In thousands, except unit and per unit amounts)
Reconciliation of Non-GAAP Financial Measures
Net income	$91,260	$160,371
Depreciation[1]	58,161	236,853
Share of depreciation of unconsolidated affiliate	10,471	36,832
Property transactions, net	192	195,182
Funds From Operations	160,084	629,238
Amortization of financing costs and cash flow hedges	6,921	20,017
Share of amortization of financing costs of unconsolidated affiliate	64	226
Non-cash compensation expense	858	2,854
Straight-line rental revenues, excluding lease incentive asset	13,633	51,679
Share of straight-line rental revenues of unconsolidated affiliate	(12,866)	(44,950)
Amortization of lease incentive asset and deferred revenue on non-normal tenant improvements	4,628	18,509
Acquisition-related expenses	—	980
Non-cash ground lease rent, net	258	1,036
Other expenses	182	18,999
Gain on unhedged interest rate swaps, net	(7,495)	(4,664)
Provision for income taxes	3,370	9,734
Adjusted Funds From Operations	169,637	703,658
Interest income	(442)	(4,345)
Interest expense	64,237	228,786
Share of interest expense of unconsolidated affiliate	13,731	47,403
Amortization of financing costs and cash flow hedges	(6,921)	(20,017)
Share of amortization of financing costs of unconsolidated affiliate	(64)	(226)
Adjusted EBITDA	$240,178	$955,259
Weighted average Operating Partnership units outstanding
Basic	295,922,089	310,687,623
Diluted	296,128,163	310,849,330

Net income per Operating Partnership units outstanding
Basic	$0.31	$0.52
Diluted	$0.31	$0.52

FFO per Operating Partnership unit
Diluted	$0.54	$2.02
AFFO per Operating Partnership unit
Diluted	$0.57	$2.26
(1) Includes depreciation on Mandalay Bay real estate assets through February 14, 2020.

Financial Position
The Company had $626.4 million of cash and cash equivalents as of December 31, 2020. Cash received from rent payments under the Master Lease for the quarter and year ended December 31, 2020 was $206.9 million and $840.1 million, respectively. Cash received from distributions from the unconsolidated affiliate, MGP BREIT Venture, for the quarter and year ended December 31, 2020 was $22.9 million and $81.0 million, respectively.
On January 15, 2021, the Operating Partnership made a cash distribution of $136.5 million relating to the fourth quarter dividend, $72.4 million of which was paid to MGM and $64.1 million of which was paid to MGP. Simultaneously, MGP paid a cash dividend of $0.4875 per share.

“During the fourth quarter, we successfully completed the issuance of $750 million in aggregate principal amount of 3.875% senior notes due 2029, which was upsized from the initial offering of $500 million. The offering permanently financed the unit redemption at the lowest interest rate for a bond offering in our company’s history,” said Andy Chien, CFO of MGM Growth Properties. “Our pro rata net leverage of 5.3x is within our long-term target of 5.0-5.5x and our balance sheet remains well positioned to capitalize on future growth opportunities.”
The Company’s debt at December 31, 2020 was as follows (in thousands):

December 31, 2020
Senior secured credit facility:
Senior secured revolving credit facility	$10,000
5.625% senior notes, due 2024	1,050,000
4.625% senior notes, due 2025	800,000
4.50% senior notes, due 2026	500,000
5.75% senior notes, due 2027	750,000
4.50% senior notes, due 2028	350,000
3.875% senior notes, due 2029	750,000
Total principal amount of debt	4,210,000
Less: Unamortized discount and debt issuance costs	(41,041)
Total debt, net of unamortized debt issuance costs	$4,168,959
Conference Call Details
MGP will host a conference call at 12:30 p.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through http://www.mgmgrowthproperties.com/events-and-presentations or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 8021719. A replay of the call will be available through Tuesday, February 23, 2021. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10151792. The call will be archived at www.mgmgrowthproperties.com. In addition, MGP will post supplemental slides today on its website at http://www.mgmgrowthproperties.com/events-and-presentations, which includes a reconciliation of MGP’s pro rata net leverage.

1Consolidated Funds From Operations (“FFO”) is consolidated net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus depreciation, as defined by the National Association of Real Estate Investment Trusts plus the Company’s share of depreciation of its unconsolidated affiliate.

2Consolidated Adjusted Funds From Operations (“AFFO”) is FFO as adjusted for amortization of financing costs and cash flow hedges; the Company’s share of amortization of financing costs of its unconsolidated affiliate; non-cash compensation expense; straight-line rental revenue (which is defined as the difference between contractual rent and cash rent payments, excluding lease incentive asset amortization); the Company’s share of straight-line rental revenues of its unconsolidated affiliate; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; gain on unhedged interest rate swaps, net; and provision for income taxes.

3Consolidated Adjusted EBITDA (“Adjusted EBITDA”) is consolidated net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net); depreciation; the Company’s share of depreciation of its unconsolidated affiliate; amortization of financing costs and cash flow hedges; the Company’s share of amortization of financing costs of its unconsolidated affiliate; non-cash compensation expense; straight-line rental revenue; the Company’s share of straight-line rental revenues of its unconsolidated affiliate; amortization of lease incentive asset and deferred revenue relating to non-normal tenant improvements; acquisition-related expenses; non-cash ground lease rent, net; other expenses; gain on unhedged interest rate swaps, net; interest income; interest expense (including amortization of financing costs and cash flow hedges); the Company’s share of interest expense (including amortization of financing costs) of its unconsolidated affiliate; and provision for income taxes.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA is useful to investors to further supplement AFFO and FFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts AFFO and Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.

Reconciliations of consolidated net income to FFO, AFFO and Adjusted EBITDA are included in this release. Unless otherwise indicated, the non-GAAP measures discussed herein are related to continuing operations and not discontinued operations.
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About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP, together with its joint venture, currently owns a portfolio of properties, consisting of 12 premier destination resorts in Las Vegas and elsewhere across the United States, MGM Northfield Park in Northfield, OH, Empire Resort Casino in Yonkers, NY, as well as a retail and entertainment district, The Park in Las Vegas. As of December 31, 2020, MGP’s portfolio of destination resorts, the Park, Empire Resort Casino, and MGM Northfield Park collectively comprised approximately 32,400 hotel rooms, 1.5 million casino square footage, and 3.6 million convention square footage. As a growth-oriented public real estate entity, MGP expects its relationship with MGM Resorts and other entertainment providers to attractively position MGP for the acquisition of additional properties across the entertainment, hospitality and leisure industries. For more information about MGP, visit the Company’s website at http://www.mgmgrowthproperties.com.

This release includes “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in MGP’s public filings with the Securities and Exchange Commission. MGP has based forward-looking statements on management's current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, MGP’s expectations regarding the continued impact of the COVID-19 pandemic on its business and the business of its tenant, MGP’s ability to continue to grow its dividend, successfully execute on its business strategy and acquire additional properties in accretive transactions. These forward-looking statements involve a number of risks and uncertainties and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to MGP’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing MGP's planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; MGP’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; MGP’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to MGP; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in MGP’s period reports filed with the Securities and Exchange Commission. In providing forward-looking statements, MGP is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGP updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGP CONTACTS:
Investment Community	News Media
ANDY CHIEN	(702) 669-1480 or media@mgpreit.com
Chief Financial Officer
MGM Growth Properties LLC
(702) 669-1470

MGM GROWTH PROPERTIES LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Revenues
Rental revenue	$188,304	$219,846	$768,442	$856,421
Ground lease and other	6,039	6,039	24,155	24,657
Total Revenues	194,343	225,885	792,597	881,078

Expenses
Depreciation	58,161	71,643	236,853	294,705
Property transactions, net	192	(500)	195,182	10,844
Ground lease expense and other	5,921	5,921	23,681	23,681
Acquisition-related expenses	—	1,274	980	10,165
General and administrative	3,987	4,211	16,076	16,516
Total Expenses	68,261	82,549	472,772	355,911

Other income (expense)
Income from unconsolidated affiliate	25,030	—	89,056	—
Interest income	442	1,030	4,345	3,219
Interest expense	(64,237)	(58,971)	(228,786)	(249,944)
Gain (loss) on unhedged interest rate swaps, net	7,495	(3,880)	4,664	(3,880)
Other	(182)	(6,809)	(18,999)	(7,615)
	(31,452)	(68,630)	(149,720)	(258,220)
Income from continuing operations before income taxes	94,630	74,706	170,105	266,947
Provision for income taxes	(3,370)	(1,827)	(9,734)	(7,598)
Income from continuing operations, net of tax	91,260	72,879	160,371	259,349
Income from discontinued operations, net of tax	—	—	—	16,216
Net income	91,260	72,879	160,371	275,565
Less: Net income attributable to noncontrolling interest	(49,777)	(46,947)	(84,242)	(185,305)
Net income attributable to Class A shareholders	$41,483	$25,932	$76,129	$90,260

Weighted average Class A shares outstanding:
Basic	131,574,406	103,740,424	129,490,918	93,046,859
Diluted	131,780,480	104,134,536	129,652,625	93,299,233

Earnings per share attributable to Class A shareholders:
Basic	$0.32	$0.25	$0.59	$0.97
Diluted	$0.31	$0.25	$0.59	$0.97

MGM GROWTH PROPERTIES LLC
CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	December 31,
	2020	2019
ASSETS
Real estate investments, net	$8,310,737	$10,827,972
Lease incentive asset	507,161	527,181
Investment in unconsolidated affiliate	810,066	—
Cash and cash equivalents	626,385	202,101
Prepaid expenses and other assets	25,525	31,485
Above market lease, asset	39,867	41,440
Operating lease right-of-use assets	280,565	280,093
Total assets	$10,600,306	$11,910,272
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$4,168,959	$4,307,354
Due to MGM Resorts International and affiliates	316	774
Accounts payable, accrued expenses and other liabilities	124,109	37,421
Accrued interest	48,505	42,904
Dividend and distribution payable	136,484	147,349
Deferred revenue	156,760	108,593
Deferred income taxes, net	33,298	29,909
Operating lease liabilities	341,133	337,956
Total liabilities	5,009,564	5,012,260
Commitments and contingencies
Shareholders’ equity
Class A shares: no par value, 1,000,000,000 shares authorized, 131,459,651 and 113,806,820 shares issued and outstanding as of December 31, 2020 and December 31, 2019, respectively	—	—
Additional paid-in capital	3,114,331	2,766,325
Accumulated deficit	(422,897)	(244,381)
Accumulated other comprehensive loss	(51,197)	(7,045)
Total Class A shareholders' equity	2,640,237	2,514,899
Noncontrolling interest	2,950,505	4,383,113
Total shareholders' equity	5,590,742	6,898,012
Total liabilities and shareholders' equity	$10,600,306	$11,910,272